Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands)

	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004
Insurance Services Revenue	$76,134	$77,922	$78,100	$76,968	$309,124	$86,727	$88,129	$90,880	$86,632	$352,368
Screening and Authentication Services Revenue	34,926	40,506	43,411	43,774	162,617	46,428	53,339	56,609	56,330	212,706
Financial and Professional Services Revenue	24,829	23,536	23,888	23,238	95,491	24,375	29,107	30,524	29,762	113,768
Government Services Revenue	14,859	12,599	12,055	12,168	51,681	14,014	19,675	18,672	18,162	70,523
Marketing Services Revenue	25,573	25,676	22,631	22,762	96,642	22,811	23,224	23,585	23,769	93,389
Royalty Revenue	1,303	1,389	1,305	1,105	5,102	1,165	1,270	1,370	699	4,504

Service Revenue (a)	$177,624	$181,628	$181,390	$180,015	$720,657	$195,520	$214,744	$221,640	$215,354	$847,258

Reimbursable Expenses per EITF 01-14 (e)	10,944	10,470	12,402	11,579	45,395	12,860	7,691	6,149	7,580	34,280

Total Revenue	$188,568	$192,098	$193,792	$191,594	$766,052	$208,380	$222,435	$227,789	$222,934	$881,538

Insurance Services Operating Income	$42,436	$44,364	$43,998	$41,720	$172,518	$47,260	$48,401	$50,714	$49,476	$195,851
Screening and Authentication Services Operating Income	5,138	9,462	9,670	8,700	32,970	8,287	10,802	12,439	12,187	43,715
Financial and Professional Services Operating Income	5,902	5,396	4,747	4,650	20,695	4,810	6,442	7,127	7,959	26,338
Government Services Operating Income	3,291	2,617	2,276	2,828	11,012	3,084	6,045	4,043	4,848	18,020
Marketing Services Operating Income	6,908	7,374	3,580	3,987	21,849	4,287	4,408	4,583	5,373	18,651
Royalty Operating Income	646	626	416	380	2,068	204	661	798	399	2,062
Corporate & Shared Expenses	(12,831)	(15,158)	(13,688)	(10,961)	(52,638)	(14,585)	(15,075)	(16,837)	(16,276)	(62,773)
Stock-based compensation	(927)	(1,311)	(1,162)	(1,975)	(5,375)	(1,366)	(3,231)	(1,032)	(1,150)	(6,779)

Operating Income before other charges	$50,563	$53,370	$49,837	$49,329	$203,099	$51,981	$58,453	$61,835	$62,816	$235,085

Other charges (b):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—
Other operating charges (c)	—	(19,817)	(4,022)	(7,103)	(30,942)	—	—	—	—	—

Operating Income (Loss)—Continuing Operations	$50,563	$33,553	$45,815	$42,226	$172,157	$51,981	$58,453	$61,835	$62,816	$235,085

Operating Income (Loss)—Discontinued Operations	$2,849	$1,110	$1,959	$2,094	$8,012	$2,290	$1,038	$2,201	$1,164	$6,693

Impairment Loss on Assets Held for Sale—Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Gain (Loss) on sale of Discontinued Operations	$61,201	$—	$—	$—	$61,201	$—	$—	$—	$—	$—

Operating Margins—Continuing Operations
Insurance Services	55.7%	56.9%	56.3%	54.2%	55.8%	54.5%	54.9%	55.8%	57.1%	55.6%
Screening and Authentication Services	14.7%	23.4%	22.3%	19.9%	20.3%	17.8%	20.3%	22.0%	21.6%	20.6%
Financial and Professional Services	23.8%	22.9%	19.9%	20.0%	21.7%	19.7%	22.1%	23.3%	26.7%	23.2%
Government Services	22.1%	20.8%	18.9%	23.2%	21.3%	22.0%	30.7%	21.7%	26.7%	25.6%
Marketing Services	27.0%	28.7%	15.8%	17.5%	22.6%	18.8%	19.0%	19.4%	22.6%	20.0%
ChoicePoint excluding other charges as a percentage of service revenue (b) (c)	28.5%	29.4%	27.5%	27.4%	28.2%	26.6%	27.2%	27.9%	29.2%	27.7%
Operating income excluding other charges as a percentage of total revenue—continuing operations (b)	26.8%	17.5%	23.6%	22.0%	22.5%	24.9%	26.3%	27.1%	28.2%	26.7%
Internal Growth Rates (d)
Insurance Services	17.2%	15.0%	10.1%	9.5%	12.8%	12.2%	11.4%	14.8%	10.3%	12.2%
Screening and Authentication Services	-5.4%	-3.2%	4.3%	15.1%	2.9%	22.7%	18.8%	16.5%	21.0%	19.6%
Financial and Professional Services	-2.0%	-10.6%	-5.4%	-6.6%	-6.2%	-1.8%	0.3%	-4.8%	-5.2%	-2.9%
Government Services	58.4%	26.4%	-25.3%	-46.7%	-11.4%	-24.5%	-5.9%	-0.7%	3.0%	-8.0%
Marketing Services	-2.4%	-13.6%	-21.7%	-18.7%	-14.5%	-10.8%	-9.5%	4.2%	4.4%	-3.4%
Total ChoicePoint	8.8%	3.0%	-1.7%	-3.3%	1.4%	5.7%	7.3%	10.2%	9.4%	8.2%

ChoicePoint Inc.

Operating Results by Quarter - Continued

(dollars in thousands)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total 2006	Q1 2007	Q2 2007
Insurance Services Revenue	$98,560	$100,963	$104,775	$98,555	$402,853	$112,326	$112,298	$116,118	$113,716	$454,458	$125,282	$125,185
Screening and Authentication Services Revenue	55,552	61,346	63,687	61,469	242,054	61,845	64,955	66,832	63,456	257,088	61,438	65,881
Financial and Professional Services Revenue	33,063	30,266	28,963	25,218	117,510	25,962	26,832	25,530	26,717	105,041	26,272	26,859
Government Services Revenue	31,080	29,981	35,326	32,971	129,358	31,375	32,324	35,123	36,991	135,813	32,627	30,739
Marketing Services Revenue	23,099	23,018	23,138	22,274	91,529	21,875	19,140	19,089	19,610	79,714	17,200	15,313
Royalty Revenue	797	526	954	121	2,398	—	—	—	—	—	—	—

Service Revenue (a)	$242,151	$246,100	$256,843	$240,608	$985,702	$253,383	$255,549	$262,692	$260,490	$1,032,114	$262,819	$263,977

Reimbursable Expenses per EITF 01-14 (e)	6,543	6,623	7,479	7,411	28,056	6,726	5,084	4,934	6,134	22,878	4,859	5,412

Total Revenue	$248,694	$252,723	$264,322	$248,019	$1,013,758	$260,109	$260,633	$267,626	$266,624	$1,054,992	$267,678	$269,389

Insurance Services Operating Income	$54,204	$55,282	$57,906	$54,278	$221,670	$60,815	$60,039	$60,594	$58,395	$239,843	$65,179	$62,727
Screening and Authentication Services Operating Income	11,192	14,476	16,415	16,897	58,980	14,238	14,729	15,740	12,389	57,096	10,067	12,714
Financial and Professional Services Operating Income	9,314	5,849	5,135	2,440	22,738	2,451	3,923	3,044	3,580	12,998	3,050	4,487
Government Services Operating Income	5,363	2,208	6,487	5,268	19,326	3,834	2,851	4,859	4,112	15,656	2,235	952
Marketing Services Operating Income	4,257	3,661	3,840	4,141	15,899	4,002	2,135	2,834	3,475	12,446	1,197	752
Royalty Operating Income	770	325	506	121	1,722	—	—	—	—	—	—	—
Corporate & Shared Expenses	(18,499)	(16,736)	(19,236)	(16,162)	(70,633)	(14,941)	(14,463)	(15,358)	(19,240)	(64,002)	(16,585)	(15,277)
Stock-based compensation	(1,223)	(1,447)	(1,449)	(1,471)	(5,590)	(5,117)	(5,103)	(6,217)	(6,249)	(22,686)	(5,642)	(5,773)

Operating Income before other charges	$65,378	$63,618	$69,604	$65,512	$264,112	$65,282	$64,111	$65,496	$56,462	$251,351	$59,501	$60,582

Other charges (b):
Accelerated depreciation	—	—	—	—	—	(5,463)	—	—	—	(5,463)	—	—
Other operating charges (c)	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,987)	(2,740)	(116,054)	7,209	(117,572)	(1,303)	(967)

Operating Income (Loss)—Continuing Operations	$59,966	$57,578	$65,598	$52,197	$235,339	$53,832	$61,371	$(50,558)	$63,671	$128,316	$58,198	$59,615

Operating Income (Loss)—Discontinued Operations	$1,122	$1,275	$(624)	$30	$1,803	$(779)	$(890)	$(1,576)	$983	$(2,262)	$(1,627)	$—

Impairment Loss on Assets Held for Sale—Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(58,000)	$(9,504)	$(67,504)	$—	$—

Gain (Loss) on sale of Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(4,941)	$(85)	$(5,026)	$(381)	$141

Operating Margins—Continuing Operations
Insurance Services	55.0%	54.8%	55.3%	55.1%	55.0%	54.1%	53.5%	52.2%	51.4%	52.8%	52.0%	50.1%
Screening and Authentication Services	20.1%	23.6%	25.8%	27.5%	24.4%	23.0%	22.7%	23.6%	19.5%	22.2%	16.4%	19.3%
Financial and Professional Services	28.2%	19.3%	17.7%	9.7%	19.3%	9.4%	14.6%	11.9%	13.4%	12.4%	11.6%	16.7%
Government Services	17.3%	7.4%	18.4%	16.0%	14.9%	12.2%	8.8%	13.8%	11.1%	11.5%	6.9%	3.1%
Marketing Services	18.4%	15.9%	16.6%	18.6%	17.4%	18.3%	11.2%	14.8%	17.7%	15.6%	7.0%	4.9%
ChoicePoint excluding other charges as a percentage of service revenue (b) (c)	27.0%	25.9%	27.1%	27.2%	26.8%	25.8%	25.1%	24.9%	21.7%	24.4%	22.6%	22.9%
Operating income excluding other charges as a percentage of total revenue—continuing operations (b)	24.1%	22.8%	24.8%	21.0%	23.2%	20.7%	23.5%	-18.9%	23.9%	12.2%	21.7%	22.1%
Internal Growth Rates (d)
Insurance Services	11.8%	12.7%	12.4%	13.1%	12.6%	12.8%	10.1%	8.2%	11.6%	10.6%	8.0%	9.3%
Screening and Authentication Services	12.2%	11.5%	12.5%	9.1%	11.3%	11.1%	5.0%	3.8%	2.3%	5.4%	-1.4%	1.2%
Financial and Professional Services	1.3%	-6.7%	-5.1%	-15.3%	-6.8%	-21.5%	-11.3%	-11.9%	5.9%	-10.6%	1.2%	0.1%
Government Services	0.4%	-7.4%	12.5%	3.3%	2.2%	-2.4%	7.1%	-0.6%	12.2%	4.0%	4.0%	-4.9%
Marketing Services	1.3%	-0.9%	-1.9%	-6.3%	-2.0%	-5.3%	-16.8%	-17.5%	-12.0%	-12.9%	-21.4%	-20.0%
Total ChoicePoint	8.3%	6.1%	8.3%	4.9%	6.9%	3.7%	3.1%	0.9%	6.5%	3.5%	2.0%	2.3%

(a)	Service revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.
(b)	Management excludes these charges in its assessments of operating results.
(c)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(d)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.
(e)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, service revenue and internal growth.

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands except per share amounts)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007
Net income	$36,970	$36,418	$39,584	$27,684	$140,656	$30,609	$34,861	$(72,216)	$23,667	$16,922	$30,922	$32,570
EPS - Diluted	$0.40	$0.40	$0.43	$0.30	$1.53	$0.34	$0.40	$(0.86)	$0.30	$0.20	$0.40	$0.43

Less:
Income (loss) from discontinued operations, net of tax	696	805	(387)	18	1,132	(468)	(542)	(949)	488	(1,471)	(1,009)	—
Impairment loss on assets held for sale, net of tax	—	—	—	—	—			(34,918)	(12,323)	(47,241)	—	—
Gain (loss) on sale of discontinued operations, net of tax	—	—	—	—	—	—	—	(3,088)	(53)	(3,141)	(236)	87
Income from continuing operations	$36,274	$35,613	$39,971	$27,666	$139,524	$31,077	$35,403	$(33,261)	$35,555	$68,775	$32,167	$32,483
EPS from continuing operations	$0.39	$0.39	$0.43	$0.30	$1.52	$0.35	$0.40	$(0.40)	$0.45	$0.81	$0.42	$0.43

Add back other charges (a):
Accelerated depreciation expense	—	—	—	—	—	5,463	—	—	—	5,463	—	—
Other operating charges (b)	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572	1,303	967
Tax provision (benefit) related to other charges	(2,084)	(2,223)	(1,533)	(1,263)	(7,103)	(4,242)	(819)	(46,100)	2,741	(48,420)	(495)	(376)
Income from continuing operations excluding other charges (a)(b)	$39,602	$39,430	$42,444	$39,718	$161,194	$38,285	$37,324	$36,693	$31,087	$143,390	$32,975	$33,074
EPS from continuing operations excluding other charges (a)(b)	$0.43	$0.43	$0.46	$0.44	$1.76	$0.43	$0.43	$0.44	$0.39	$1.69	$0.43	$0.44
Wtd Avg Shares—diluted	92,175	91,702	91,934	90,777	91,695	88,804	87,736	83,533	79,782	84,986	77,362	75,852

(a)	The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.
(b)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, and other charges as follows:

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007
Reversal of anticipated selling costs	—	—	—	—	—	—	—	—	(10,600)	(10,600)	—	—
Asset impairments	—	—	—	—	—	3,940	1,497	114,720	562	120,720	—	26
Nonmerger severance	—	—	—	—	—	1,115	658	411	—	2,184	320	2,303
Lease abandonments	—	—	—	—	—	150	(386)	—	1,996	1,760	416	139
Expenses related to fraudulent data access	5,412	6,040	4,006	13,315	28,773	782	971	923	833	3,509	567	(1,501)

Total other operating charges	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572	1,303	967

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

(dollars in thousands)

Reconciliation of net cash provided by operating activities to net free cash flow

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007
Net cash provided by operating activities—continuing operations (a)	$43,044	$68,986	$51,145	$84,494	$247,669	$35,301	$34,038	$91,880	$73,288	$234,507	$42,025	$74,004
Additions to property and equipment	3,100	10,011	5,125	7,217	25,453	5,536	6,612	4,137	9,206	25,491	4,339	3,455
Additions to other assets, net	10,360	7,847	6,973	10,543	35,723	9,443	11,427	8,549	3,506	32,926	7,209	8,832

Total capital expenditures	13,460	17,858	12,098	17,760	61,176	14,979	18,039	12,686	12,712	58,417	11,548	12,287
Net free cash flow—continuing operations	$29,584	$51,128	$39,047	$66,734	$186,493	$20,322	$15,999	$79,194	$60,576	$176,090	$30,477	$61,717
Cash paid related to the fraudulent data access	1,907	3,635	4,266	3,778	13,586	3,820	2,721	2,008	1,625	10,174	1,023	1,202

Net free cash flow from continuing operations excluding cash paid related to the fraudulent data access	$31,491	$54,763	$43,313	$70,512	$200,079	$24,142	$18,720	$81,202	$62,201	$186,264	$31,500	$62,919

Depreciation and Amortization	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007
Insurance Services	$2,568	$2,557	$2,448	$2,859	$10,432	$2,998	$3,072	$4,023	$4,203	$14,296	$4,154	$4,657
Screening and Authentication Services	2,935	3,102	3,071	3,061	12,169	3,106	3,231	3,373	3,592	13,302	3,730	3,763
Financial and Professional Services	3,328	3,423	3,505	3,473	13,729	3,282	3,025	3,122	3,217	12,646	2,965	2,963
Government Services	4,123	4,116	4,247	4,311	16,797	4,166	3,948	3,957	4,100	16,171	3,409	3,414
Marketing Services	1,705	1,509	1,578	1,648	6,440	1,608	1,695	1,658	1,629	6,590	1,340	1,257
Unallocated & Other	2,473	2,490	2,598	2,466	10,027	2,508	2,454	2,401	2,293	9,656	2,343	2,139
Accelerated Depreciation	—	—	—	—	—	5,463	—	—	—	5,463	—	—

Total Continuing Operations	$17,132	$17,197	$17,447	$17,818	$69,594	$23,131	$17,425	$18,534	$19,034	$78,124	$17,941	$18,193

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005		March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006		March 31, 2007	June 30, 2007
Short-term debt and current maturities of long-term debt	$50,023	$50,042	$54,232	$50,022		$100,010	$101,810	$75,011	$100,011		$110,011	$90,011
Long-term debt, less current maturities	65,024	20,041	30,038	80,035		105,032	95,031	315,030	315,028		350,025	335,019

Total Debt	115,047	70,083	84,270	130,057		205,042	196,841	390,041	415,039		460,036	425,030
Cash and cash equivalents	(11,162)	(1,069)	(5,377)	(21,337)		(8,499)	(5,337)	(37,229)	(26,612)		(39,242)	(27,544)

Net Debt	103,885	69,014	78,893	108,720		196,543	191,504	352,812	388,427		420,794	397,486

Net Debt	103,885	69,014	78,893	108,720		196,543	191,504	352,812	388,427		420,794	397,486
Book Value of Shareholders’ Equity	1,029,576	1,067,919	1,074,133	1,020,874		968,875	1,015,991	721,944	663,647		614,409	618,884

Total Capitalization	1,133,461	1,136,933	1,153,026	1,129,594		1,165,418	1,207,495	1,074,756	1,052,074		1,035,203	1,016,370

Net debt to total book capital ratio	9.2%	6.1%	6.8%	9.6%		16.9%	15.9%	32.8%	36.9%		40.6%	39.1%

Calculation of EBITDA and Ratio of Net Debt to EBITDA Ratio (d)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007
Income from Continuing Operations—As reported	$36,274	$35,613	$39,971	$27,666	$139,524	$31,077	$35,403	$(33,261)	$35,555	$68,775	$32,167	$32,483
Income taxes	22,426	20,909	24,702	23,265	91,302	20,550	23,008	(21,990)	22,054	43,621	19,715	20,771
Interest expense, net	1,266	1,056	925	1,266	4,513	2,205	2,960	4,693	6,062	15,920	6,316	6,361

Operating Income (Loss)—Continuing Operations	59,966	57,578	65,598	52,197	235,339	53,832	61,371	(50,558)	63,671	128,316	58,198	59,615
Add back: Other charges (b):
Accelerated depreciation	—	—	—	—	—	5,463	—	—	—	5,463	—	—
Other operating charges (c)	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572	1,303	967

Operating Income (Loss)—Continuing Operations—As Adjusted	65,378	63,618	69,604	65,512	264,112	65,282	64,111	65,496	56,462	251,351	59,501	60,582
Depreciation and amortization	17,132	17,197	17,447	17,818	69,594	17,668	17,425	18,534	19,034	72,661	17,941	18,193
Stock-based compensation	1,223	1,447	1,449	1,471	5,590	5,117	5,103	6,217	6,249	22,686	5,642	5,773

Earnings before Interest, Taxes, Depreciation & Amortization (EBITDA)	$83,733	$82,262	$88,500	$84,801	$339,296	$88,067	$86,639	$90,247	$81,745	$346,698	$83,084	$84,548

EBITDA—Trailing 12 Months						$343,630	$348,007	$349,754	$346,698		$341,715	$339,624

Net Debt to EBITDA Ratio (d)											1.23	1.17

(a)	In 2005, year to date cash flow provided by operating activities includes a total of $15.9 million for the tax benefits of stock options exercised. In 2006 and 2007, such amounts are excluded from cash flow provided by operating activities in accordance with FASB Statement 123(R).
(b)	Management excludes these charges in its assessments of operating results.
(c)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(d)	To supplement the Company’s balance sheet information presented on a GAAP basis, the Company also uses “net debt to EBITDA ratio”. Net debt to EBITDA ratio is a non-GAAP measure, which may be determined or calculated differently by other companies, and is obtained by dividing the Company’s net debt as of a specific date by its EBITDA for the specified period ending on such date. Net debt is calculated by subtracting cash and cash equivalents from total debt. The Company defines EBITDA as net income from continuing operations before taxes, interest, other operating charges, depreciation and amortization, including amortization associated with stock-based compensation.

The Company’s net debt to EBITDA ratio is required to be calculated by the Company’s loan covenants and Management uses it to evaluate the Company’s ability to repay or refinance its debt obligations. Management believes that net debt is a useful measure because it represents the amount of debt obligations that are not covered by available cash and temporary investments. Management believes that EBITDA is a useful measure in this context because it assists management in comparing the Company’s performance on a consistent basis without regard to depreciation and amortization, which are non-cash in nature and can vary significantly depending upon accounting methods or non-operating factors such as historical cost.

The Company’s net debt to EBITDA ratio should not be considered in isolation or as a substitute for a ratio of GAAP total debt to net income. The Company strongly encourages investors to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Other companies may use different methodologies for calculating their non-GAAP financial measures and, accordingly, the Company’s non-GAAP financial measures may not be comparable to those measures.